UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
November 18, 2005

bebe stores, inc.

(Exact name of registrant as specified in its charter)

California	0-24395	94-2450490
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Valley Drive

Brisbane, CA 94005

(Address of principal executive offices)

Registrant’s telephone number, including area code:
(415) 715-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

This amendment to the Form 8-K dated November 18, 2005 filed by bebe stores, inc. on November 23, 2005 is being filed solely for the purpose of correcting the description of the vesting schedule of the options granted on November 18, 2005 to the Registrant’s non-employee Directors. The correct vesting schedule appears below under the caption “Issuance of Options and Restricted Stock Units to Non-Employee Directors.”

Amendment of Line of Credit

On November 22, 2005, bebe stores, inc.  (the “Registrant”) and Bank of America N.A. (the “Bank”) executed the Third Amendment (the “Amendment”) to the Business Loan Agreement dated March 28, 2003 between the Registrant and the Bank (“the Agreement”) to amend the expiration date of the Agreement from March 1, 2006 to March 31, 2009.

The Agreement and the Amendment provide the Registrant with an unsecured commercial line of credit which provides for borrowings and issuance of letters of credit for up to $25.0 million and expires on March 31, 2009.  The Agreement requires the Registrant to comply with certain financial covenants, including amounts for minimum tangible net worth, unencumbered liquid assets and profitability, and certain restrictions on making loans and investments.  Outstanding cash borrowings bear interest at either the bank’s reference rate (which was 6.75% as of October 1, 2005) or the LIBOR rate plus 1.75 percentage points.  As of October 1, 2005, there were no outstanding cash borrowings under the Agreement, and there was $8.4 million outstanding in letters of credit.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.  The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which was filed as Exhibit 10.18 to the Registrant’s Form 8-K on September 20, 2004 and is incorporated herein by reference.

Amendment of 1997 Stock Plan

At the Registrant’s 2005 Annual Meeting of Shareholders, the Registrant’s shareholders approved an amendment to the Company’s 1997 Stock Plan (the “1997 Plan”) to increase the maximum number of shares of common stock that may be issued under the 1997 Plan by 500,000 shares to a total of 19,613,750 shares. The 1997 Plan incorporating the amendment was adopted by the Registrant’s Board of Directors on August 16, 2005, subject to approval of its shareholders, and became effective with such shareholder approval on November 18, 2005.

A more detailed description of the terms of the 1997 Plan can be found in the Registrant’s proxy statement filed with the Securities and Exchange Commission on October 19, 2005 in the section entitled “Proposal No. 2—Approval Of Amendment To The Bebe Stores, Inc. 1997 Stock Plan, As Amended, To Increase Authorized Number Of Shares” and is incorporated herein by reference. The foregoing summary and the summary incorporated by reference from the proxy statement are qualified in their entirety by the full text of the 1997 Plan filed herewith as Exhibit 99.2 and incorporated herein by reference.

Amendment of Non-Employee Director Cash Compensation.

On November 18, 2005, the Board of Directors approved certain changes to the cash compensation paid to the Registrant’s non-employee Directors.

Non-employee Directors will be paid a fee of $4,000 for each meeting of the Board of Directors that they attend.  For each meeting of the Audit Committee attended, non-employee Directors will be paid $1,250 and the Chairman of such committee will be paid $3,000.  For each meeting of the Compensation and Management Development Committee or the Nominating and Corporate Governance Committee attended, non-employee Directors will be paid $1,250 and the Chairman of such committees will be paid $2,500.  Non-employee directors will be paid $750 for attendance at each telephonic meeting of the Board of Directors or any committee thereof.

Issuance of Options and Restricted Stock Units to Non-Employee Directors

On November 18, 2005, the Board of Directors approved the issuance of options and restricted stock units to the Registrant’s non-employee Directors.  Each non-employee Director was granted an option to purchase 25,312 of the Registrant’s common stock in accordance with the provisions of the Registrant’s 1997 Stock Plan.  The options vest over four years, with 20% of the award vested on the first and second anniversaries of the date of grant, and 30% of the award vested on the third and fourth anniversaries of the date of grant.  A copy of the form of stock option agreement applicable to each non-employee Director and all employees of Registrant is filed herewith as Exhibit 99.3 and incorporated herein by reference.  Each non-employee Director was also granted 1,726 restricted stock units in accordance with the provisions of the Registrant’s 1997 Stock Plan.  Each restricted stock unit represents a right to receive one share of common stock on the date such right vests.  The restricted stock units awarded to the non-employee Directors generally vest one year from the date of grant.  A copy of the form of restricted stock unit agreement applicable to each non-employee Director is filed herewith as Exhibit 99.4 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 22, 2005, bebe stores, inc.  (the “Registrant”) and Bank of America N.A. (the “Bank”) executed the Third Amendment (the “Amendment”) to the Business Loan Agreement dated March 28, 2003 between the Registrant and the Bank (“the Agreement”) to amend the expiration date of the Agreement from March 1, 2006 to March 31, 2009.

The Agreement and the Amendment provide the Registrant with an unsecured commercial line of credit which provides for borrowings and issuance of letters of credit for up to $25.0 million and expires on March 31, 2009.  The Agreement requires the Registrant to comply with certain financial covenants, including amounts for minimum tangible net worth, unencumbered liquid assets and profitability, and certain restrictions on making loans and investments.  Outstanding cash borrowings bear interest at either the bank’s reference rate (which was 6.75% as of October 1, 2005) or the LIBOR rate plus 1.75 percentage points.  As of October 1, 2005, there were no outstanding cash borrowings under the Agreement, and there was $8.4 million outstanding in letters of credit.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.  The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which was filed as Exhibit 10.18 to the Registrant’s Form 8-K on September 20, 2004 and is incorporated herein by reference.

Item 8.01 Other Events.

On November 18, 2005, the Board of Directors of the Registrant declared a quarterly cash dividend of $0.04 per share.  The dividend is payable on December 30, 2005 to shareholders of record at the close of business on December 16, 2005.  On November 21, 2005, the Registrant issued a press release announcing the declaration of the quarterly dividend, a copy of which is filed herewith as Exhibit 99.5 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit No.	Description

99.1*	Third Amendment to Business Loan Agreement between Registrant and Bank of America N.A.

99.2*	bebe stores, inc. 1997 Stock Plan, as amended.

99.3*	bebe stores, inc. Form of Stock Option Agreement.

99.4*	bebe stores, inc. Form of Restricted Stock Unit Agreement.

99.5*	bebe stores, inc. Press Release dated November 21, 2005 Announcing Declaration of Quarterly Dividend.

*  Incorporated by reference from exhibits of the same number in Registrant’s Current Report on Form 8-K filed on November 23, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2005

bebe stores, inc.

/s/ Walter Parks

Walter Parks, Chief Financial Officer